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                                                               EXHIBIT (m)(1)(i)

                               AMENDED SCHEDULE 1

                               WITH RESPECT TO THE

                              AMENDED AND RESTATED
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

                                       FOR

                              ING SERIES FUND, INC.

                                 CLASS A SHARES

                                                                 MAXIMUM DISTRIBUTION AND/OR SERVICE FEE
                SERIES                                        ---------------------------------------------
                ------                                        (as a percentage of average daily net assets)
ING Balanced Fund                                                                 0.25%

ING Bond Fund                                                                     0.25%

ING Classic Principal Protection Fund I                                           0.25%

ING Classic Principal Protection Fund II                                          0.25%

ING Classic Principal Protection Fund III                                         0.25%

ING Classic Principal Protection Fund IV                                          0.25%

ING Government Fund                                                               0.25%

ING Growth Fund                                                                   0.25%

ING Growth and Income Fund                                                        0.25%

ING Index Plus LargeCap Fund                                                      0.25%

ING Index Plus MidCap Fund                                                        0.25%

ING Index Plus Protection Fund                                                    0.25%

ING Index Plus SmallCap Fund                                                      0.25%

ING International Growth Fund                                                     0.25%

ING Small Company Fund                                                            0.25%

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
                                                                 MAXIMUM DISTRIBUTION AND/OR SERVICE FEE
                SERIES                                        ---------------------------------------------
                ------                                        (as a percentage of average daily net assets)
ING Strategic Allocation Balanced Fund                                            0.25%

ING Strategic Allocation Growth Fund                                              0.25%

ING Strategic Allocation Income Fund                                              0.25%

ING Technology Fund                                                               0.25%

ING Value Opportunity Fund                                                        0.25%